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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 24, 2004


                          CENDANT MORTGAGE CAPITAL LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                                333-110192                                     52-233-8856
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    (STATE OR OTHER JURISDICTION                     (COMMISSION                                  (I.R.S. EMPLOYER
           OF FORMATION)                             FILE NUMBER)                                IDENTIFICATION NO.)

3000 Leadenhall Road
Mount Laurel, New Jersey                                                                                08054
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  (ADDRESS OF PRINCIPAL EXECUTIVE                                                                    (ZIP CODE)
              OFFICES)


Registrant's telephone number, including area code, is (856) 917-6200







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Item 5.  Other Events.
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                  On or about May 27, 2004, the Registrant will cause the issuance and sale of CDMC Mortgage Pass-Through Certificates, Series 2004-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2004, between the Registrant as seller, Cendant Mortgage Corporation as master servicer and Citibank, N.A., as trustee.

                  In connection with the sale of the Certificates, the Registrant has been advised by William J. Mayer Securities, LLC ("Mayer"), that Mayer has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated September 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333- 110192 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Mayer. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by Mayer at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.      Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a) Financial Statements.
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             Not applicable.

         (b) PRO FORMA Financial Information.
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             Not applicable.

         (c) Exhibits
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                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                            DESCRIPTION
      -----------                      -----------                            -----------
           1                                99                    Computational Materials--Computational
                                                                  Materials (as defined in Item 5) that have
                                                                  been provided by Mayer to certain
                                                                  prospective purchasers of CDMC Mortgage
                                                                  Pass-Through Certificates, Series 2004-3
                                                                  (filed in paper pursuant to the automatic
                                                                  SEC exemption pursuant to Release 33-7427,
                                                                  August 7, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           CENDANT MORTGAGE CAPITAL LLC

                                           By:  /s/ Joseph Suter
                                                -------------------------
                                           Name:    Joseph Suter
                                           Title:   Senior Vice President

Dated: May 25, 2004

                                  EXHIBIT INDEX



                                   Item 601(a) of                                                 Sequentially
                                   Regulation S-K                                                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
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1                                  99                             Computational                   Filed Manually
                                                                  Materials